CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net loss	$ (42,925)	$ (3,228)	$ (8,774)
Other comprehensive income (loss):
Net foreign currency translation gain (loss)	561	196	(816)
Other comprehensive income (loss), net of tax	561	196	(816)
Comprehensive loss	$ (42,364)	$ (3,032)	$ (9,590)